UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 29, 2008

POWERLINX, INC.
(Exact name of registrant as specified in its charter)

Nevada	33-55254-26	50-0006815
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

10901–A Roosevelt Blvd., Suite 200, St. Petersburg, FL 33716
(Address of principal executive offices) (Zip Code)

(727) 866-7440
 (Registrant's telephone number, including area code)

Copies to:
Darrin Ocasio, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 — Completion of Acquisition or Disposition of Assets.

On February 29, 2008, Powerlinx, Inc. (the “Company”) sold all of the raw material and finished goods inventory relating to its Zone Defense accident avoidance systems business (the “Assets”), pursuant to the terms of an Asset Purchase Agreement by and between the Company and Zone Defense, LLC (the “Buyer”).

The consideration paid by the Buyer to the Company was comprised of a promissory note in the principal amount of $62,200 bearing interest at 6% per annum due 33 months from the date of issuance.  In addition, pursuant to the terms of the Asset Purchase Agreement, the Buyer shall be obligated to make certain payments to the Company (the “Earn Out”) in accordance with the following:

•
At the end of the first fiscal year following the closing date, Buyer shall pay the Company an amount equal to 5% of the revenue generated by the Assets (directly or indirectly) greater than $600,000 up to a maximum of $20,000;

•
At the end of the second fiscal year following the closing date, Buyer shall pay the Company an amount equal to 5% of the revenue generated by the Assets (directly or indirectly) greater than $700,000 up to a maximum of $25,000;

•
At the end of the third fiscal year following the closing date, Buyer shall pay the Company an amount equal to 5% of the revenue generated by the Assets (directly or indirectly) greater than $800,000 up to a maximum of $30,000;

In addition, pursuant to the terms of the Asset Purchase Agreement, the Buyer agreed to the cancellation of certain notes in the aggregate amount of $133,598 due to the Buyer.  In addition, the Buyer agreed to forego certain other amounts due to the Buyer in the aggregate amount of $48,609.  Thus, the aggregate liabilities cancelled or forgiven by the Buyer in relation to the Asset Purchase Agreement totaled $189,142.

The foregoing description of the Asset Purchase Agreement is included to provide information regarding its terms.  It does not purport to be a complete description and is qualified in its entirety by reference to the full text of the Asset Purchase Agreement, which is filed as Exhibit 2.1 to this report and incorporated herein by reference.

Item 9.01 — Financial Statement and Exhibits

(d)	Exhibits.

Exhibit Number	Description
2.1	Asset Purchase Agreement by and between Powerlinx, Inc. and Zone Defense, LLC dated February 29, 2008

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POWERLINX INC.

Dated: March 6, 2008	By:	/s/ Douglas Bauer
Douglas Bauer
Chief Financial Officer

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